                                                                    EXHIBIT 99.3

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                              www.flsb.uscourts.gov

In re:                              Section        (Chapter 11)
                                    Section
ATLAS AIR WORLDWIDE HOLDINGS,       Section        Case numbers 04-10792-BKC-RAM
INC., ATLAS AIR, INC.,              Section        through 04-10796-BKC-RAM
POLAR AIR CARGO, INC.,              Section
AIRLINE ACQUISITION CORP. I, AND    Section        (Jointly Administered under
ATLAS WORLDWIDE AVIATION            Section        Case Number 04-10792-BKC-RAM)
LOGISTICS, INC.                     Section
                                    Section
Debtors.                            Section
                                    Section

                  NOTICE OF FILING BINDING TERM SHEET AGREEMENT
                   FOR GLOBAL SETTLEMENT AMONG THE DEBTORS AND
                 THE OFFICIAL COMMITTEES OF UNSECURED CREDITORS

         Atlas Air Worldwide Holdings, Inc., Atlas Air, Inc., Polar Air Cargo, Inc., Airline Acquisition Corp. I, and Atlas Worldwide Aviation Logistics, Inc. (collectively, the "Debtors") file the attached (a) Binding Term Sheet Agreement for Global Settlement dated May 27, 2004, (the "Term Sheet") by and among the Debtors, the Official Committee of Unsecured Creditors of Atlas Air, Inc., and the Official Committee of Unsecured Creditors of Polar Air Cargo, Inc. (the "Polar Committee") and (b) The Put/Call Agreement for Subscription dated May 27, 2004, by and among the Debtors, the Polar Committee, Sankaty Financing Partners, LLC, and Harbert Distressed Investment Fund, L.P., which is Exhibit 1 to the Term Sheet.

                      CERTIFICATE OF SERVICE AND COMPLIANCE
                           WITH LOCAL RULE 2090-1(A)

         I certify that a copy of the foregoing document has been served on the parties listed on the Master Service List dated May 24, 2004, and all parties requesting notice after that date, in accordance with the Case Management Procedures entered on February 6, 2004, by United States Mail, first class postage prepaid, on May 27, 2004.

Dated: May 27, 2004                     Respectfully submitted,

                                        BERGER SINGERMAN

                                        /s/ PAUL STEVEN SINGERMAN
                                        ----------------------------------------
                                        Paul Steven Singerman
                                        Florida Bar No. 378860
                                        Jordi Guso
                                        Florida Bar No. 0863580
                                        Paul Avron
                                        Florida Bar No. 0050814
                                        200 South Biscayne Boulevard, Suite 1000
                                        Miami, Florida 33131
                                        Telephone (305) 755-9500
                                        Facsimile (305) 714-4340

                                        -and-

                                        HAYNES AND BOONE, LLP
                                        Lenard Parkins
                                        State Bar No. 15518200
                                        Sarah B. Foster
                                        State Bar No. 07297500
                                        Kenric Kattner
                                        State Bar No. 11108400
                                        1000 Louisiana, Suite 4300
                                        Houston, Texas 77002
                                        Telephone (713) 547-2000
                                        Facsimile (713) 547-2600

                                        COUNSEL TO DEBTORS AND
                                        DEBTORS-IN-POSSESSION

\
               BINDING TERM SHEET AGREEMENT FOR GLOBAL SETTLEMENT

         This Binding Term Sheet Agreement for Global Settlement (the "Term Sheet") outlines the material terms and conditions of a global settlement of all claims and controversies by and among Atlas Air Worldwide Holding, Inc. ("Holdings"); Atlas Air, Inc. ("Atlas"); Polar Air Cargo, Inc. ("Polar"); Airline Acquisition Corp. I ("Acquisition"); and Atlas Worldwide Aviation Logistics, Inc. ("Logistics") (collectively, the "Debtors"); the Official Committee of Unsecured Creditors of Atlas Air, Inc. (the "Atlas Committee"); and the Official Committee of Unsecured Creditors of Polar Air Cargo, Inc. (the "Polar Committee," and collectively with the Debtors and the Atlas Committee, the "Parties"). The compromise described in this Term Sheet will be embodied in and implemented through an amended joint chapter 11 plan of the Debtors (the "Plan"). This Term Sheet is not meant to be an exhaustive treatment of all terms and conditions that will be incorporated in the Plan.

                                    RECITALS

         A. On January 30, 2004 (the "Petition Date"), the Debtors filed voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code, 11 U.S.C. Sections 101, et seq. (as amended, the "Bankruptcy Code"). The Debtors continue to operate their businesses and manage their assets as debtors-in-possession under 11 U.S.C. Sections 1107(a) and 1108.

         B. Shortly after the Petition Date, the United States Trustee appointed the Atlas Committee(1) and the Polar Committee(2).

         C. On April 19, 2004, the Debtors filed their Joint Plan of Reorganization of the Debtors and corresponding Disclosure Statement under 11 U.S.C. Section 1125 in Support of the Debtors' Joint Chapter 11 Plan (the "Disclosure Statement"). Litigation has taken place among the Debtors, the Atlas Committee, and the Polar Committee concerning various issues related to the Plan. The hearing on the adequacy of the Disclosure Statement commenced on May 24, 2004, and was continued until June 7, 2004.

         D. The Parties have reached an agreement on a global settlement of all current claims and controversies among them arising out of the Debtors' chapter 11 cases. The terms and conditions of the global settlement are described below, and shall be implemented in the Plan.

                      TERMS OF GLOBAL SETTLEMENT AGREEMENT

         1. All creditors holding allowed general unsecured claims against Polar (excluding the intercompany claims against Polar) (the "Polar Creditors") will receive cash in an amount equal to 60% of the allowed amount of their respective general unsecured claims (the "Polar Distribution"). Distributions to the Polar Creditors will commence as soon as practicable after the Effective Date (as defined in the Plan) and, in any event, on or before October 1, 2004, and

------------------------
(1) See Notice of Appointment of Creditors' Committee Holding Unsecured Claims for Atlas Air, Inc. for a list of the members of the Atlas Committee

(2) See Notice of Appointment of Creditors' Committee Holding Unsecured Claims for Polar Air Cargo, Inc. for a list of the members of the Polar Committee.

shall be made at least quarterly thereafter until the full amount of the Polar Distribution has been paid. The Debtors agree to commence promptly the process of reconciling claims held by the Polar Creditors and will provide the Polar Committee with reasonable periodic updates on such claims reconciliation process through the Effective Date. The Polar Creditors will receive only the Polar Distribution under the Plan on account of their allowed general unsecured claims, and will not be entitled to participate in any convenience class established under the Plan.

         2. On or before June 4, 2004 at 4:00 p.m. EDT, the Backstopping Creditors (as defined below) will deposit immediately available funds or post a letter or letters of credit (the "Backstop Funds") for the full amount of the Subscription Amount (as defined below) in accordance with documents acceptable to the Parties and the Backstopping Creditors (the "Backstop Agreement") pursuant to the Put/Call Letter Agreement, a copy of which is attached hereto as
Exhibit 1.

         3. On the Effective Date and as a condition to the effectiveness of the Plan, a cash reserve in the aggregate amount of $40,153,074.20 (the "Reserve") will be established in trust for payment of the Polar Distribution. The Reserve will be funded with (a) $20 million from the Debtors' cash on hand on the Effective Date and (b) $20,153,074.20 in the form of immediately available funds (the "Subscription Amount"). The Subscription Amount will be funded from the funds that are paid by the Subscribing Creditors (as defined below) in accordance with paragraph 7 below and the Backstop Funds. The Backstop Funds that are not necessary to fund the Subscription Amount will be promptly returned on a dollar-for-dollar basis to the Backstopping Creditors as the Subscribing Creditors deposit their respective amounts to cover the cost of their subscription. The funds held in the Reserve shall be held in trust for the benefit of the Polar Creditors and shall be used only to satisfy the Polar Distribution; provided, however, on payment in full of the Polar Distribution, any remaining funds in the Reserve shall revert to the Debtors for working capital purposes. After the exhaustion of all amounts held in the Reserve, any amount in excess of the $40,153,074.20 that is required to fund the Polar Distribution will be paid by the Debtors from their available cash in accordance with the Plan.

         4. Holders of allowed general unsecured claims against Atlas, except Convenience Claims (as defined in the Plan) and intercompany claims (the "Atlas Creditors"), will receive under the Plan (a) a pro rata share of certain shares of the New Common Stock (as defined in the Plan) based on the allowed amount of their respective claims and (b) the right to participate in a subscription (the "Subscription") to purchase at a price of $11.60 per share up to an aggregate of 1,158,223 shares of New Common Stock (the "Subscription Stock"), subject to the Subscription limitations set forth in paragraph 5 of this Term Sheet. Such share price is based on an initial issuance of 20 million shares of New Common Stock and an equity valuation of the reorganized Debtors of $232 million. The Backstop Agreement will provide that the Backstopping Creditors will purchase any shares of Subscription Stock not subscribed for by the Subscribing Creditors.

         5. Each Atlas Creditor electing to subscribe (each a "Subscribing Creditor") to the Subscription may participate in the Subscription on a pro rata basis as described in the Put/Call Letter Agreement attached hereto.

         6. The Backstopping Creditors will be obligated to subscribe for and purchase (at a price of $11.60 per share) 579,111 shares of the New Common Stock.

         7. Each Atlas Creditor will be entitled to participate in the Subscription by indicating its election to do so on its ballot for voting on the Plan. Each Subscribing Creditor will be required to deposit immediately available funds with the Debtors in the account designated on the ballot on or before July 12, 2004 at 4:00 p.m. EDT in an amount necessary to pay its subscription in full. If a Subscribing Creditor does not deposit a sufficient amount of immediately available funds by such deadline, then its subscription will be canceled and it will not be allowed to participate in the Subscription.

         8. The holders of allowed general unsecured claims against Holdings, Atlas, Acquisition, and Logistics (other than the holders of Convenience Claims and excluding any intercompany claims among such Debtors) shall receive a pro rata portion of 17,202,666 shares of the New Common on account of their allowed general unsecured claims.

         9. The Polar Committee and Polar Creditors shall have no representation on the reorganized Holdings board of directors or the board of directors of any of the other Debtors or their affiliated companies.

         10. All intercompany claims will be eliminated under the Plan; provided, however, that Deutsche Bank Trust Company Americas has asserted a lien on the intercompany claim in the approximate total amount of $10.3 million related to the prepetition lease/sublease of aircraft tail numbers N355MC and N505MC, but such claim will not be entitled to any distributions under the Plan.

         11. The Plan will provide for voting on a consolidated basis of all classes of general unsecured claims against the Debtors.

         12. Effective May 21, 2004, all litigation (including, without limitation, all discovery related thereto) among the Parties (including, without limitation, litigation concerning substantive consolidation, intercompany claims, and the appeal of the debtor-in-possession financing orders and orders approving certain stipulations under 11 U.S.C. Section 1110) is abated pending confirmation of the Plan. If the global compromise described in this Term Sheet is aborted for any reason, then such litigation will resume pursuant to a schedule agreed to by the parties or determined by the bankruptcy court having jurisdiction over the Debtors' chapter 11 cases or the applicable district court.

         13. The Atlas Committee and the Polar Committee will affirmatively support the Plan and will send solicitation letters acceptable to the Debtors to creditors requesting them to vote in support of the Plan.

         14. The Atlas Committee and the Polar Committee agree to the shortening of all applicable time periods under the Federal Rules of Bankruptcy Procedure so that the hearing on confirmation of the Plan can occur during the business week beginning July 12,2004.

         15. Commencing on the approval of the Disclosure Statement, the professional fees of the Polar Committee's legal advisors will be subject to a cap of $150,000 per month; provided, however, that such professional fees will not be subject to the monthly cap in the event the global settlement is aborted for any reason. The expenses incurred by such legal advisors will not be subject to the monthly cap. Nothing in this Term Sheet shall constitute a waiver by any of the Debtors, the Atlas Committee, or other party in interest to object to or otherwise challenge the reasonableness or necessity of the professional fees of the Polar Committee's legal advisors.

         16. The retention of Miller Mathis as financial advisors for the Polar Committee shall be deemed completed as of May 21, 2004, and shall not be entitled to reimbursement of any expenses incurred after such date; provided, however, that Miller Mathis is entitled to payment of its monthly advisory fee incurred through June 30, 2004. Neither the Atlas Committee nor any of the Debtors will object to or otherwise challenge the $1 million transaction fee described in the Miller Mathis retention agreement, which shall be paid on the Effective Date or as otherwise provided for in the Plan.

         17. The retention of Development Specialists, Inc. ("DSI") as financial advisors for the Polar Committee shall be terminated effective on May 21, 2004. Notwithstanding such termination, DSI will be entitled to reasonable and necessary professional fees and expenses incurred through the termination and in the preparation and prosecution of DSI's final fee application.

         18. All documents of the Debtors produced through formal discovery propounded during their chapter 11 cases (whether in metadata format or otherwise) shall be returned to the Debtors on or before the Effective Date, along with a certification by counsel for the Committees that all document production (whether in metadata format or otherwise) has been returned, is no longer in possession of the Committees, their members or advisors, and that no violation of any applicable confidentiality orders or agreements have occurred.

         19. This Term Sheet may not be amended, except by a written instrument signed by all of the Parties.

         20. The descriptive headings of the sections of this Term Sheet are inserted for reference only and do not constitute a part of this Term Sheet, nor in any way affect the interpretation of any provision of this Term Sheet.

         21. This Term Sheet shall be governed in all respects, including validity, interpretation and effect, by the Bankruptcy Code, the Bankruptcy Rules, and, to the extent necessary, the laws of the State of New York, without giving effect to the principles of conflicts of law.

         22. This Term Sheet may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         23. This Term Sheet is binding on the signatories hereto and (a) constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, between the Parties concerning the subject matter of this Term Sheet and (b) except as otherwise expressly provided herein, is not intended to confer on any other person any rights or remedies. The Atlas Committee agrees to allow the Debtors to finance the settlement embodied in this Term Sheet pursuant to the Put/Call Letter Agreement on adequate disclosure.

         24.      The following Rules of Construction apply to this Term Sheet:

                  a. The words "herein," "hereof," "hereto," "hereunder," and others of similar import refer to this Term Sheet as a whole and not to any particular section, subsection, paragraph, or clause contained in this Term Sheet, unless the context requires otherwise.

                  b. Any reference in this Term Sheet to an existing court order, document, or exhibit means such document or exhibit as it may be amended, modified or supplemented by the Parties.

                  c. Whenever from the context it is appropriate, each term stated in either the singular or plural shall include both the singular and plural, and each pronoun stated in the masculine, feminine, or neuter includes the masculine, feminine, and neuter

         25. Each of the undersigned parties represents and warrants that, except as affected by the requirements of the Bankruptcy Code for the approval of, and subject to the terms of, this Term Sheet, (a) this Term Sheet is valid and enforceable in accordance with its terms, (b) such party has taken all necessary corporate action required to authorize the execution, performance, and delivery of this Term Sheet, and (c) such party will perform and consummate all of the transactions contemplated in this Term Sheet.

         26. Unless and until the Debtors' bankruptcy cases are closed or dismissed, the United States Bankruptcy Court for the Southern District of Florida shall retain exclusive jurisdiction, and the undersigned parties consent to such exclusive jurisdiction, to hear and determine any and all matters, claims, causes of action, or disputes arising from or relating to the interpretation and/or implementation of this Term Sheet.

         27. The parties agree to negotiate in good faith any additional documents required or contemplated by this Term Sheet.

DATED: May 27, 2004.

                                      ATLAS AIR WORLDWIDE HOLDINGS, INC.

                                      /s/ JOHN W. DIETRICH
                                      ------------------------------------------
                                      Name: John W. Dietrich
                                      Title: Sr. VP General Counsel & Chief
                                             Human Resources Officer

                                      ATLAS AIR, INC.

                                      /s/ WILLIAM C. BRADLEY
                                      ------------------------------------------
                                      Name: William C. Bradley
                                      Title: Vice President & Treasurer

                                      AIRLINE ACQUISITION CORP. I

                                      /s/ JOHN W. DIETRICH
                                      ------------------------------------------
                                      Name: John W. Dietrich
                                      Title: Sr. VP

                                      POLAR AIR CARGO, INC.

                                      /s/ DAVID W. LANCELOT
                                      ------------------------------------------
                                      Name: DAVID W. LANCELOT
                                      Title: SVP & CFO

                                      ATLAS WORLDWIDE AVIATION LOGISTICS, INC.

                                      /s/ JOHN W. DIETRICH
                                      -----------------------------------------
                                      Name: John W. Dietrich
                                      Title: Secretary

                                      THE ATLAS COMMITTEE

                                      /s/ [ILLEGIBLE]
                                      ------------------------------------------
                                      Name: [ILLEGIBLE]
                                      Title: Its duly authorized counsel

                                      THE POLAR COMMITTEE

                                      __________________________________________
                                      Name:
                                      Title:

                                      THE ATLAS COMMITTEE

                                      __________________________________________
                                      Name:
                                      Title:

                                      THE POLAR COMMITTEE

                                      /s/ [ILLEGIBLE]
                                      ------------------------------------------
                                      Name: [ILLEGIBLE]
                                      Title: [ILLEGIBLE]

                                                               Execution Version

SANKATY FINANCING PARTNERS, LLC
111 HUNTINGTON AVENUE
BOSTON, MA 02199

HARBERT DISTRESSED INVESTMENT FUND, L.P.
C/O HMC DISTRESSED INVESTMENT FUND GP, LLC
555 MADISON AVENUE, SUITE 2800
NEW YORK, NY 10022

                                  May 27, 2004

Atlas Air Worldwide Holdings, Inc.
Atlas Air, Inc.
Polar Air Cargo, Inc.
Airline Acquisition Corp. I,
Atlas Worldwide Aviation Logistics, Inc.
2000 Westchester Avenue
Purchase, New York 10577

         Re: Put/Call Agreement for Subscription

Gentlemen:

         Reference is made to the chapter 11 bankruptcy cases (the "Bankruptcy Cases") currently pending before the United States Bankruptcy Court for the Southern District of Florida (together with any district court or appellate court having jurisdiction over the Bankruptcy Cases, the "Bankruptcy Court"), in which Atlas Air Worldwide Holdings, Inc. and certain of its affiliates are debtors (collectively, the "Debtors" or the "Company"), as chapter 11 case nos. 04-10792-BKC-RAM et al. Reference is also made to the Binding Term Sheet for Global Settlement (the "Term Sheet"), to which this letter agreement is annexed as Exhibit 1, and the terms of which will be incorporated into the Debtors' amended plan of reorganization (the "Plan") and corresponding disclosure statement. Capitalized terms used in this letter agreement (this "Letter Agreement") and not otherwise defined shall have the meanings provided in the Plan.

         We understand that the Debtors propose to obtain a portion of the financing required to fund cash distributions to be made under the Plan to holders of general unsecured claims against Polar Air Cargo, Inc. by offering (the "Subscription") to holders and beneficial holders of general unsecured claims against Atlas Air, Inc., which, for the purposes of the Subscription, will be treated as being in the amount that such holders or beneficial holders of general unsecured claims

                                    EXHIBIT
                                      "1"

Atlas Air, Inc., et al                -2-                           May 27, 2004

are entitled to vote on the Plan (such Claims, the "Eligible Claims" and such holders and beneficial holders, the "Offerees") a right to subscribe to purchase 2/3 of an aggregate 1,737,334 shares of New Common Stock (as defined in the Plan) (such aggregate 1,737,334 shares of New Common Stock is referred to as the "Offered New Common Stock") for aggregate consideration of $20,153,074.20 for the Offered New Common Stock (the "Offering Consideration"). The Offered New Common Stock shall constitute approximately 8.7% of the shares of common stock of Holdings following consummation of the Plan (before considering New Common Stock to be issued on or after the Effective Date as part of the Debtors' management incentive plan and other employee stock option plan, which will both dilute all holders of New Common Stock pro rata).

         Pursuant to the Plan, each Offeree will receive an offer to participate for its pro rata share of the Subscription, and will be required to accept such by not later than July 9, 2004 at 4:00 p.m. EDT (the "Offer Deadline") and to post cash in respect of its subscription by not later than July 12, 2004 at 4:00 p.m. EDT, each in accordance with the procedures established in the Disclosure Statement or in a separate order relative to the Subscription. For purposes of this Letter Agreement, the term "pro rata" means the quotient of (x) the total Eligible Claims of such Offeree divided by (y) the total Eligible Claims of all Offerees (in each case, based on the total general unsecured claims against Atlas Air, Inc. of such Offeree(s) entitled to vote on the Plan and without duplication); provided, that the portion of the Subscription for which the Offerees are entitled to subscribe shall be limited to 2/3 of the Offered New Common Stock; and provided further, however, that the Backstop Parties (as defined below) may as Offerees, and agree that they shall, subscribe for their pro rata share of 2/3 of the Offered New Common Stock.

         In consideration for the mutual covenants and other good and valuable consideration provided for herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Put. To provide assurance that the Subscription will be fully subscribed, the undersigned, on their own behalves and/or on behalf of the funds or accounts advised or managed by or otherwise affiliated with them, as indicated in the signature lines hereto (each, a "Backstop Party" and collectively, the "Backstop Parties") grant to the Debtors the right (a "Put Right") to put to the Backstop Parties such portion of the entire Subscription that is not subscribed to by other Offerees in accordance with the terms of this Letter Agreement, at a cash purchase price of $ 11.60 per share (the "Per Share Offering Price"). You have further requested that the Put Right be collateralized by the Backstop Parties in favor of the Debtors by the posting of one or more letters of credit and/or the establishment of an escrow satisfactory in all respects to the parties to this Letter Agreement (such letter(s) of credit or escrow, collectively, the "Collateral") on or before June 4, 2004 in the aggregate amount of the Offering Consideration. Each Backstop Party is unconditionally liable for its proportionate share of the obligations under the Put Right on the terms, and subject to the conditions, described herein. The Collateral that is not necessary to fund the Offering Consideration will be promptly returned (by reducing the amount that the Debtors may draw down under the letter(s) of credit and/or by a release of a

Atlas Air, Inc., et al                -3-                           May 27, 2004

portion of any escrowed funds, as will be more fully described in the draw certificates related to the letter(s) of credit and the escrow agreement) on a dollar-for-dollar basis to the Backstop Parties as the Offerees deposit their respective amounts to cover the cost of their subscription. Nothing in this Letter Agreement shall affect the entitlement of the Backstop Parties to subscribe to the Subscription as Offerees, and no such subscription by the Backstop Parties as Offerees shall diminish the amount of the Offered New Common Stock that the Backstop Parties are obligated or entitled to purchase hereunder except as a part of the overall calculations of the portion of the Subscription to which Offerees have subscribed.

         2. The Put Consideration. The Debtors agree to pay to the Backstop Parties $705,357.60 as consideration for the Backstop Parties' obligations concerning the Subscription (the "Put Consideration). The Put Consideration shall be due and payable on the effective date of the Plan (or of any amended or subsequently proposed plan in any or all of the Bankruptcy Cases (the "Effective Date"). The Put Consideration shall be paid to the order of the Backstop Parties in proportion to the percentages specified for each Backstop Party on Schedule 1 hereto.

         3. Call Right. The Debtors hereby grant to the Backstop Parties a right to call from Holdings on the Effective Date, at the Per Share Offering Price, in the percentages set forth on Schedule 1, a number of shares of Offered New Common Stock equal to (x) one-third of the Offered New Common Stock plus (y)
(A) two-thirds of the Offered New Common Stock minus (B) the number of shares of Offered New Common Stock to be purchased by Offerees (other than the Backstop Parties) that have duly accepted the Subscription in accordance with the procedures outlined in the Disclosure Statement or in an order entered by the Bankruptcy Court.

         The terms and conditions of this Letter Agreement, including the Put and Call Right described herein, are all essential elements of the agreement contained herein, and the Put and Call Right will be embodied and implemented in the Plan and order confirming the Plan.

         The agreement of the Backstop Parties to grant the Put Right hereunder is further conditioned on (a) by not later than June 2, 2004, the filing with the Bankruptcy Court of a motion, in form and substance reasonably satisfactory to the Backstop Parties (the "Approval Motion") seeking approval of this Letter Agreement, including the payment of the Put Consideration and expenses pursuant to the expense reimbursement provisions provided in this Letter Agreement; (b) by not later than May 28, 2004, the filing with the Bankruptcy Court of a disclosure statement (the "Disclosure Statement") in support of the Plan, which Disclosure Statement does not contain any material and adverse modifications to the disclosure statement filed by the Debtors on April 19, 2004, regarding the following items (a) the Debtors' fleet plan (subject to adjustment to include the addition or reduction of not more than two aircraft) or business plan; (b) the Debtors' capital structure, except such modifications necessary to comply with applicable accounting standards; (c) the value of the Offered New Common Stock; or (d) the distributions to holders of general unsecured claims against Atlas Air, Inc., in each case, except for such modifications as have been approved in writing by the Backstop Parties ; (c) by

Atlas Air, Inc., et al                -4-                           May 27, 2004

not later than June 10, 2004 the entry of an order of the Bankruptcy Court approving the Disclosure Statement and establishing July 9, 2004 as the deadline for objections to, and voting on, the Plan and which order is not subject to stay, (d) by not later than June 15, 2004, the entry of an order of the Bankruptcy Court (which may be the order approving the Disclosure Statement) establishing July 9,2004 as the deadline for Offerees to commit to subscribe to the Subscription and establishing July 12,2004 at 4:00 p.m. EDT as the deadline for Offerees to post cash in the maximum amount necessary to fund such subscription, and which order is not subject to a stay; and (e) by not later than June 15, 2004, the entry of an order of the Bankruptcy Court in form and substance reasonably satisfactory to the Backstop Parties (an "Approval Order") granting the Approval Motion, and which order is not subject to a stay.

         The obligation of the Backstop Parties to purchase the portion of the Subscription not subscribed for by Offerees is conditioned only on (i) by not later than July 16, 2004, the entry of an order reasonably acceptable to the Backstop Parties confirming the Plan (the "Confirmation Order"), which Plan does not contain any material and adverse modifications to the form of the chapter 11 plan and corresponding disclosure statement filed by the Debtors on April 19, 2004, regarding the following items (a) the Debtors' fleet plan (subject to adjustment to include the addition or reduction of not more than two aircraft) or business plan; (b) the Debtors' capital structure, except such modifications necessary to comply with applicable accounting standards; (c) the value of the Offered New Common Stock; or (d) the distributions to holders of general unsecured claims against Atlas Air, Inc., in each case, except for such modifications as have been approved in writing by the Backstop Parties; and (ii) by not later than July 31, 2004, the occurrence of the Effective Date of the Plan, including the issuance of the Offered New Common Stock, shall have occurred.

         It is contemplated that this Letter Agreement will be filed with the Bankruptcy Court in connection with the Approval Motion.

         Whether or not the transactions contemplated hereby are consummated, the Debtors agree: (a) to pay, within 20 days of the submission of invoices therefor to counsel to the Debtors, counsel to the official committee of unsecured creditors of Atlas Air, Inc. (the "Atlas Committee") and the United States Trustee, the reasonable and documented fees, disbursements and charges of the Backstop Parties' counsel incurred from and after May 24, 2004 in connection with the preparation and negotiation of this Letter Agreement and the transactions contemplated hereby and thereby, including, without limitation, in connection with the provision or, and release of, the Collateral and (b) to pay, directly to any third party issuer or escrow agent or, at the Backstop Parties' option, by reimbursing the Backstop Parties for, any fees and expenses incurred in connection with the provision of the Collateral, and (c) to indemnify and hold harmless the Backstop Parties and their respective general partners and the respective officers, employees, affiliates, advisors, agents, attorneys, accountants, consultants of each such entity and to hold each such person (each an "Indemnified Person") harmless from and against any and all losses, claims, damages, liabilities and expenses, joint or several, which any such person or entity may incur, have asserted against it or be involved in as a result of or arising out of or in

Atlas Air, Inc., et al                -5-                           May 27, 2004

any way related to this Letter Agreement, the matters referred to herein, or any related transaction or any claim, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any of such indemnified persons is a party thereto, and to reimburse each of such indemnified persons upon 20 days of demand for any legal or other expenses incurred in connection with any of the foregoing; provided, however, that the foregoing indemnity will not, as to any indemnified person, apply to losses, claims, damages, liabilities or related expenses to the extent they have resulted from the bad faith, willful misconduct or gross negligence of such indemnified person. Notwithstanding any other provision of this letter, no Indemnified Person will be liable for any special, indirect, consequential or punitive damages in connection with its activities related to the proposed Subscription or the granting of the Put Right hereunder. The terms set forth in this paragraph shall survive the termination or withdrawal of the Put Right provided hereby or the failure of a condition to the obligation of the Backstop Parties to subscribe to the Subscription, and shall remain in full force and effect regardless of whether the Effective Date occurs and regardless whether the Subscription is consummated.

         Without limiting the foregoing paragraph, regardless of whether the Approval Order is entered, the Debtors acknowledge and agree that the Backstop Parties' granting of the Put Right on the terms specified herein constitutes a substantial contribution in the Bankruptcy Cases within the meaning of Section 503(b) of the Bankruptcy Code, and has conferred and will confer a substantial benefit on the Debtors' bankruptcy estates. In the event that the Approval Order is not entered or is subsequently modified, reversed or vacated such that the indemnification and expense reimbursement provisions of this Letter Agreement are not approved by the Bankruptcy Court, the Debtors agree that they will use their best efforts to support, and will not object to, any motion by the Backstop Parties or their counsel seeking reimbursement of their expenses and counsel fees for the matters described herein. The Polar Committee by its written acknowledgement below, makes the same acknowledgements and agreements as are made by the Debtors in this paragraph.

         The obligations of the Debtors pursuant to this Letter Agreement to pay the Put Consideration and the Backstop Parties' fees and expenses shall be joint and several. This letter (a) is not assignable by the Company without the prior written consent of the Backstop Parties (and any purported assignment without such consent shall be null and void), and (b) is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto. Notwithstanding the foregoing, the Backstop Parties may assign all or any portion of their obligations hereunder to one or more funds or accounts affiliated with or managed by the Backstop Parties. Any purported transfer of the obligations of the Backstop Parties hereunder in violation of this Letter Agreement shall be null and void ab initio. The obligations of the Backstop Parties hereunder shall be several, and not joint.

         In the event that the Collateral is not posted, pursuant to documentation consistent with the terms and conditions of this Letter Agreement and reasonably acceptable to the Backstop

Atlas Air, Inc., et al                -6-                           May 27, 2004

Parties, the Debtors, the Atlas Committee and the Polar Committee, by 4:00 p.m. June 4, 2004, this Letter Agreement shall terminate as of such date, and there shall be no further liability of any party hereunder; provided, however, that all parties shall negotiate in good faith the terms and conditions for posting and access to the Collateral.

         This Letter Agreement sets forth the agreement of the Backstop Parties to grant the Put Right on the terms described herein and shall be considered withdrawn if we have not received the enclosed copy of this Letter Agreement signed by the Company and the Polar Committee by noon on May 27, 2004 and if the fully executed Letter Agreement shall not have been filed with the Bankruptcy Court on or before 4:00 p.m. May 27, 2004.

         The Backstop Parties acknowledge that each of the Atlas Committee and the Polar Committee (as such terms are defined in the Term Sheet) is executing the Term Sheet in reliance on the terms hereof and the obligations of the Backstop Parties hereunder, and the Backstop Parties consent to such reliance.

         This Letter Agreement will be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         This Letter Agreement may not be amended or waived except in writing signed by the Company and the Backstop Parties. This Letter Agreement may be executed in any number of counterparts, each of which will be an original, and all of which, when taken together, will constitute one agreement. Delivery of an executed counterpart of this Letter Agreement by facsimile will be effective as delivery of a manually executed counterpart of this letter.

         This Letter Agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and replaces and supersedes all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof.

              [The remainder of this page is intentionally blank.]

Atlas Air, Inc., et al                -7-                           May 27, 2004

         If he foregoing is in accordance with your understanding of our agreement, please sign this letter in the space indicated below and return it to us.

                                  Very truly yours,

                                  SANKATY FINANCING PARTNERS, LLC

                                  /s/ [ILLEGIBLE]
                                  ----------------------------------------------
                                  By: [ILLEGIBLE]
                                  Its: Senior Vice President

                                  HARBERT DISTRESSED INVESTMENT FUND, L.P.,
                                  On behalf of itself and certain affiliated funds and managed accounts

                                  By: HMC Distressed Investment Fund GP, LLC

                                  ______________________________________________
                                  By: Philip A. Falcone
                                  Its: Vice President

The foregoing is hereby
 agreed to and accepted:

ATLAS AIR WORLDWIDE HOLDINGS, INC.

By ___________________________________
   Title:

Atlas Air, Inc., et al                -7-                           May 27, 2004

         If the foregoing is in accordance with your understanding of our agreement, please sign this letter in the space indicated below and return it to us.

                                  Very truly yours,

                                  SANKATY FINANCING PARTNERS, LLC

                                  ______________________________________________
                                  By:
                                  Its:

                                  HARBERT DISTRESSED INVESTMENT FUND, L.P.,
                                  On behalf of itself and certain affiliated funds and managed accounts

                                  By: HMC Distressed Investment Fund GP, LLC

                                  /s/ Philip A. Falcone
                                  ----------------------------------------------
                                  By: Philip A. Falcone
                                  Its: Vice President

The foregoing is hereby
 agreed to and accepted:

ATLAS AIR WORLDWIDE HOLDINGS, INC.

By ___________________________________
   Title:

Atlas Air, Inc., et al                -7-                           May 27, 2004

         If the foregoing is in accordance with your understanding of our agreement, please sign this letter in the space indicated below and return it to us.

                                  Very truly yours,

                                  SANKATY FINANCING PARTNERS, LLC

                                  ______________________________________________
                                  By:
                                  Its:

                                  HARBERT DISTRESSED INVESTMENT FUND, L.P.,
                                  On behalf of itself and certain affiliated funds and managed accounts

                                  By: HMC Distressed Investment Fund GP, LLC

                                  ______________________________________________
                                  By: Philip A, Falcone
                                  Its: Vice President

The foregoing is hereby
 agreed to and accepted:

ATLAS AIR WORLDWIDE HOLDINGS, INC.

By /s/ John W. Dietrich
   ------------------------------------
   Title: SR. VP General Counsel &
          Chief Human Resources Officer

Atlas Air, Inc., et al                -8-                           May 27, 2004

ATLAS AIR, INC.

By /s/ William C. Bradley
   --------------------------------------
   Title:

POLAR AIR CARGO, INC.

By /s/ [ILLEGIBLE]
   --------------------------------------
   Title: SVP & CFO

AIRLINE ACQUISITION CORP. I

By: /s/ John W. Dietrich
    -------------------------------------
    Title: Sr. VP

ATLAS WORLDWIDE AVIATION LOGISTICS, INC.

By: /s/ John W. Dietrich
    -------------------------------------
    Title: Secretary

Dated: May 27, 2004

Accepted and Agreed:

OFFICIAL COMMITTEE OF UNSECURED CREDITORS OF POLAR AIR CARGO, INC.

By ______________________________________
   Title:

Dated: May 27, 2004

Atlas Air, Inc., et al                -8-                           May 27, 2004

ATLAS AIR, INC.

By ______________________________________
   Title:

POLAR AIR CARGO, INC.

By ______________________________________
   Title:

AIRLINE ACQUISITION CORP. I

By ______________________________________
   Title:

ATLAS WORLDWIDE AVIATION LOGISTICS, INC.

By ______________________________________
   Title:

Dated: May 27, 2004

Accepted and Agreed:

OFFICIAL COMMITTEE OF UNSECURED CREDITORS OF POLAR AIR CARGO, INC.

By /s/ [ILLEGIBLE]
   --------------------------------------
   Title: [ILLEGIBLE]
          POLAR COMMITTEE Co-Counsel

Dated: May 27, 2004

                                   SCHEDULE 1

                     PARTICIPANTS AND PERCENTAGE COMMITMENTS

SANKATY FINANCIAL PARTNERS, LLC                                     40%

HARBERT DISTRESSED INVESTMENT FUND, L.P.                            60%
(including certain affiliated funds and managed accounts)

                                       1